Cash Distributions and Earnings per Unit (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	0 Months Ended			6 Months Ended
	Jul. 24, 2014	Apr. 25, 2014	Jan. 24, 2014	Jun. 30, 2014
Net Income Loss [Abstract]
Quarterly cash distributions	$ 0.4425	$ 0.4425	$ 0.4425
Aggregate amount of cash distribution	$ 35,474	$ 35,474	$ 32,573
Description of the distribution amount per unit for all classes of units				The amount of the minimum quarterly distribution is $0.35 per unit or $1.40 per unit per year and is made in the following manner: First, 98% to all unitholders.
Description Of Loss Allocation				Net loss per unit undistributed is determined by taking the distributions in excess of net income and allocating between common units and general partner units on a 98%-2% basis. There were no options or phantom units outstanding during the three and six months ended June_30, 2014 and 2013.